UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 11, 2024

UL Solutions Inc.
(Exact name of registrant as specified in charter)

Delaware	001-42012	27-0913800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Pfingsten Road Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 272-8800
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.001 per share	ULS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 11, 2024, UL Solutions Inc. (the “Company”) filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, upon which both the Certificate of Incorporation and the Company’s amended and restated bylaws (the “Bylaws”) became effective. The Certificate of Incorporation was filed in connection with the initial public offering of shares of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), by ULSE Inc. (the “Selling Stockholder”). As described in the final prospectus, dated April 11, 2024 (the “Prospectus”), relating to the Registration Statement on Form S-1 (File No. 333-275468) (as amended, the “Registration Statement”), filed with the Securities and Exchange Commission on April 15, 2024 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company’s board of directors and, with respect to the Certificate of Incorporation, the Company’s stockholder, previously approved the amendment and restatement of these documents.
The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference. The terms of the Certificate of Incorporation and the Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.3 and 3.5, respectively, to the Registration Statement.
Item 8.01    Other Events.
On April 16, 2024, the Company completed its initial public offering of an aggregate of 38,870,000 shares of Class A Common Stock by the Selling Stockholder at a price to the public of $28.00 per share, which includes the exercise in full by the underwriters of their option to purchase an additional 5,070,000 shares of Class A Common Stock from the Selling Stockholder. The Company did not receive any proceeds from the sale of the shares in the offering.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of UL Solutions Inc.

3.2	Amended and Restated Bylaws of UL Solutions Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UL SOLUTIONS INC.

Date: April 17, 2024	By:	/s/ Ryan D. Robinson
Ryan D. Robinson
Executive Vice President and Chief Financial Officer